Exhibit 99.2

Recast Shipment Volume and Unaudited Financial Information

2021 vs. 2020

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Key Terms, Definitions and Explanatory Notes

General
• “PMI” refers to Philip Morris International Inc. and its subsidiaries. Trademarks and service marks that are the registered property of, or licensed by, the subsidiaries of PMI, are italicized.

• The recast 2021 and 2020 shipment volumes and financial information in this document reflect PMI’s new geographic segmentation, announced on November 25, 2022, effective in January 2023. PMI’s shipment volumes and financials for total PMI, as well as Wellness & Healthcare and Swedish Match segments presented in this document do not differ from previously disclosed results.

• Comparisons are made to the same prior-year period unless otherwise stated.

• "Combustible tobacco products" is the term PMI uses to refer to cigarettes and other tobacco products that are combusted.

• "Total shipment volume" is defined as the combined total of cigarette shipment volume and heated tobacco unit shipment volume.

• In the third quarter of 2021, PMI acquired Fertin Pharma A/S, Vectura Group plc. and OtiTopic, Inc. On March 31, 2022, PMI launched a new Wellness and Healthcare business consolidating these entities, Vectura Fertin Pharma. The operating results of this new business are reported in the Wellness and Healthcare segment. The business operations of PMI's Wellness and Healthcare segment are managed and evaluated separately from the geographical segments.

• In the fourth quarter of 2022, Philip Morris Holland Holdings B.V., a wholly owned subsidiary of PMI, acquired a controlling interest in Swedish Match. The operating results of Swedish Match are disclosed as a separate segment. The business operations of the Swedish Match segment are managed and evaluated separately from the geographical segments.

Financial
• Adjusted net revenues exclude the impact related to the Saudi Arabia customs assessments.

• "Adjusted Operating Income Margin" is calculated as adjusted operating income divided by adjusted net revenues.

• Management reviews net revenues, operating income, operating income margin, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, asset impairment and exit costs, tax items and other special items. Additionally, starting in 2022 and on a comparative basis, for these measures other than net revenues and operating cash flow, PMI included adjustments to add back amortization expense on acquisition related intangible assets that are recorded as part of purchase accounting and contribute to PMI’s revenue generation, as well as impairment of intangible assets, if any. Currency-neutral and organic growth rates reflect the way management views underlying performance for these measures. PMI believes that such measures provide useful insight into underlying business trends and results.

• Management reviews these measures because they exclude changes in currency exchange rates and other factors that may distort underlying business trends, thereby improving the comparability of PMI’s business performance between reporting periods. Furthermore, PMI uses several of these measures in its management compensation program to promote internal fairness and a disciplined assessment of performance against company targets. PMI discloses these measures to enable investors to view the business through the eyes of management.

• Non-GAAP measures used in this release should neither be considered in isolation nor as a substitute for the financial measures prepared in accordance with U.S. GAAP. For a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP measures, see the relevant schedules provided with this report.

Smoke-Free Products
• Smoke-free products ("SFPs") is the term PMI primarily uses to refer to all of its products that are not combustible tobacco products, such as heat-not-burn, e-vapor, and oral nicotine. In addition, SFPs include wellness and healthcare products, as well as consumer accessories such as lighters and matches.

• Reduced-risk products (“RRPs”) is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continuing smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. PMI's RRPs are smoke-free products that contain and/or generate far lower quantities of harmful and potentially harmful constituents than found in cigarette smoke.

• Wellness and Healthcare products primarily refer to products associated with inhaled therapeutics and oral and intra-oral delivery systems that are included in the operating results of PMI's new Wellness and Healthcare business, Vectura Fertin Pharma.

• Following the Swedish Match acquisition and a review of PMI and Swedish Match’s combined product portfolio, PMI reclassified certain of its own products previously reported under its combustible tobacco product category to the newly created smoke-free product category to better reflect the characteristics of these products. Prior years' amounts have been reclassified to conform with the updated presentation for all periods presented.

• "Heated tobacco units," or "HTUs," is the term PMI uses to refer to heated tobacco consumables, which include the company's BLENDS, HEETS, HEETS Creations, HEETS Dimensions, HEETS Marlboro and HEETS FROM MARLBORO (defined collectively as HEETS), Marlboro Dimensions, Marlboro HeatSticks, Parliament HeatSticks, SENTIA and TEREA, as well as the KT&G-licensed brands, Fiit and Miix (outside of South Korea).

• "SSEA, CIS & MEA" stands for South & Southeast Asia, Commonwealth of Independent States, and Middle East & Africa.

• "EA, AU & PMI DF" stands for East Asia, Australia and PMI Duty Free.

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
New Geographic Segmentation (effective January 2023)

Europe		South & Southeast Asia, Commonwealth of Independent States & Middle East & Africa (SSEA, CIS & MEA)		East Asia, Australia & PMI Duty Free (EA, AU & PMI DF)	Americas

Albania	Serbia	Afghanistan	Kuwait	Australia	Argentina
Andorra	Slovak Republic	Algeria	Laos	Duty Free	Bolivia
Austria	Slovenia	Angola	Lebanon	Hong Kong	Brazil
Belgium	Spain	Bahrain	Lesotho	Japan	Canada
Bosnia & Herzegovina	Sweden	Bangladesh	Liberia	Macau	Caribbean(5)
Bulgaria	Switzerland	Bhutan	Libya	Malaysia	Chile
Canary Islands	Ukraine	Botswana	Maldives	New Zealand	Colombia
Croatia	United Kingdom	Burkina Faso	Mali	Pacific Islands(4)	Costa Rica
Czech Republic		Cambodia	Mauritania	People's Republic of China	Dominican Republic
Denmark		Cameroon	Morocco	Singapore	Ecuador
Estonia		Cape Verde	Namibia	South Korea	El Salvador
Finland		Caucasus(1)	Nigeria	Taiwan	Guatemala
France		Central Asia(2)	Oman		Honduras
Germany		Djibouti	Pakistan		Mexico
Greece		East Timor	Philippines		Nicaragua
Hungary		Egypt	Qatar		Panama
Italy		Equatorial Guinea	Russia		Paraguay
Kosovo		Gabon	Saudi Arabia		Peru
Latvia		Gambia	Senegal		Trinidad & Tobago
Lithuania		Guinea	Somalia		United States of America
Luxembourg		India	South Africa		Uruguay
Moldova		Indian Ocean Islands(3)	Tanzania		Venezuela
Montenegro		Indonesia	Thailand
Netherlands		Iraq	Togo
North Macedonia		Israel	Tunisia
Norway		Ivory Coast	Turkey
Poland		Jordan	United Arab Emirates
Portugal		Kazakhstan	Vietnam
Romania		Kingdom of Eswatini

(1) Caucasus includes Armenia, Azerbaijan and Georgia
(2) Central Asia includes Kyrgyzstan, Mongolia, Tajikistan and Uzbekistan
(3) Indian Ocean Islands includes Mauritius, Mayotte and Reunion
(4) Pacific Islands includes Christmas Islands, French Polynesia, Kiribati, Marshall Island, Micronesia, Nauru, New Caldedonia, Palau, State of Micronesia, Tonga and Vanuatu
(5) Caribbean includes Aruba, Bermuda, Bonaire, Curacao, French Guyana, Grenada, Guadeloupe, Martinique, St. Maarten (Dutch), St. Martin (French) and other Caribbean markets
Note: The list of markets by region is not exhaustive

														Schedule 1
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Shipment Volume by Product Category
(million units) / (unaudited)

	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Full Year Ended December 31
	2021	2020	% Change	2021	2020	% Change	2021	2020	% Change	2021	2020	% Change	2021	2020	% Change
Cigarettes
Europe	41,077	46,063	(10.8)%	46,674	45,392	2.8%	47,818	51,199	(6.6)%	42,492	42,641	(0.3)%	178,061	185,295	(3.9)%
SSEA, CIS & MEA	77,089	80,297	(4.0)%	81,881	78,860	3.8%	87,514	87,408	0.1%	84,355	82,974	1.7%	330,839	329,539	0.4%
EA, AU & PMI DF	12,461	15,595	(20.1)%	12,370	12,327	0.3%	13,517	11,158	21.1%	13,040	10,855	20.1%	51,388	49,935	2.9%
Americas	14,885	15,063	(1.2)%	15,213	14,780	2.9%	15,994	15,699	1.9%	18,495	18,207	1.6%	64,587	63,749	1.3%
Total PMI	145,512	157,018	(7.3)%	156,138	151,359	3.2%	164,843	165,464	(0.4)%	158,382	154,677	2.4%	624,875	628,518	(0.6)%

Heated Tobacco Units
Europe	7,842	5,759	36.2%	8,514	5,172	64.6%	8,655	6,393	35.4%	9,412	7,129	32.0%	34,423	24,453	40.8%
SSEA, CIS & MEA	4,553	3,366	35.3%	5,652	4,357	29.7%	5,025	3,938	27.6%	6,013	5,388	11.6%	21,243	17,049	24.6%
EA, AU & PMI DF	9,234	7,494	23.2%	10,050	9,085	10.6%	9,588	8,522	12.5%	9,862	9,057	8.9%	38,734	34,158	13.4%
Americas	105	108	(2.8)%	140	94	48.9%	221	114	93.9%	110	135	(18.5)%	576	451	27.7%
Total PMI	21,734	16,727	29.9%	24,356	18,708	30.2%	23,489	18,967	23.8%	25,397	21,709	17.0%	94,976	76,111	24.8%

Cigarettes and Heated Tobacco Units
Europe	48,919	51,822	(5.6)%	55,188	50,564	9.1%	56,473	57,592	(1.9)%	51,904	49,770	4.3%	212,484	209,748	1.3%
SSEA, CIS & MEA	81,642	83,663	(2.4)%	87,533	83,217	5.2%	92,539	91,346	1.3%	90,368	88,362	2.3%	352,082	346,588	1.6%
EA, AU & PMI DF	21,695	23,089	(6.0)%	22,420	21,412	4.7%	23,105	19,680	17.4%	22,902	19,912	15.0%	90,122	84,093	7.2%
Americas	14,990	15,171	(1.2)%	15,353	14,874	3.2%	16,215	15,813	2.5%	18,605	18,342	1.4%	65,163	64,200	1.5%
Total PMI	167,246	173,745	(3.7)%	180,494	170,067	6.1%	188,332	184,431	2.1%	183,779	176,386	4.2%	719,851	704,629	2.2%

								Schedule 2 (1/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended March 31	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2021					Combustible Tobacco	2020	% Change
$ 2,069	$ 157	$ 1,912	$ —	$ 1,912	Europe	$ 2,042	1.3%	(6.4)%	(6.4)%
2,247	(27)	2,274	—	2,274	SSEA, CIS & MEA	2,279	(1.4)%	(0.2)%	(0.2)%
713	39	675	—	675	EA, AU & PMI DF	826	(13.7)%	(18.3)%	(18.3)%
401	(11)	411	—	411	Americas	420	(4.6)%	(2.1)%	(2.1)%
$ 5,430	$ 158	$ 5,272	$ —	$ 5,272	Total Combustible Tobacco	$ 5,568	(2.5)%	(5.3)%	(5.3)%

2021					Smoke-free excl. W&H	2020	% Change
$ 1,053	$ 65	$ 988	$ —	$ 988	Europe	$ 701	50.2%	40.9%	40.9%
239	(34)	273	—	273	SSEA, CIS & MEA	206	15.9%	32.6%	32.6%
830	36	793	—	793	EA, AU & PMI DF	651	27.5%	21.9%	21.9%
33	—	34	—	34	Americas	28	19.7%	21.2%	21.2%
$ 2,155	$ 67	$ 2,088	$ —	$ 2,088	Total Smoke-free excl. W&H	$ 1,585	35.9%	31.7%	31.7%

2021					Wellness & Healthcare	2020	% Change
$ —	$ —	$ —	$ —	$ —	Wellness & Healthcare	$ —	—%	—%	—%

2021					Smoke-free incl. W&H	2020	% Change
$ 2,155	$ 67	$ 2,088	$ —	$ 2,088	Total Smoke-free incl. W&H	$ 1,585	35.9%	31.7%	31.7%

2021					PMI	2020	% Change
$ 3,122	$ 222	$ 2,900	$ —	$ 2,900	Europe	$ 2,743	13.8%	5.7%	5.7%
2,486	(61)	2,547	—	2,547	SSEA, CIS & MEA	2,485	—%	2.5%	2.5%
1,543	75	1,468	—	1,468	EA, AU & PMI DF	1,477	4.5%	(0.6)%	(0.6)%
434	(11)	445	—	445	Americas	448	(3.1)%	(0.7)%	(0.7)%
—	—	—	—	—	Wellness & Healthcare	—	—%	—%	—%
$ 7,585	$ 225	$ 7,360	$ —	$ 7,360	Total PMI	$ 7,153	6.0%	2.9%	2.9%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

									Schedule 2 (2/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues		Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended June 30	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2021						Combustible Tobacco	2020	% Change
$ 2,300		$ 203	$ 2,096	$ —	$ 2,096	Europe	$ 2,051	12.1%	2.2%	2.2%
1,904	(a)	48	1,856	—	1,856	SSEA, CIS & MEA	1,989	(4.3)%	(6.7)%	(6.7)%
688		29	659	—	659	EA, AU & PMI DF	642	7.2%	2.7%	2.7%
398		28	369	—	369	Americas	341	16.5%	8.1%	8.1%
$ 5,290		$ 310	$ 4,980	$ —	$ 4,980	Total Combustible Tobacco	$ 5,023	5.3%	(0.9)%	(0.9)%

2021						Smoke-free excl. W&H	2020	% Change
$ 1,058		$ 92	$ 967	$ —	$ 967	Europe	$ 593	78.5%	63.1%	63.1%
300		7	293	—	293	SSEA, CIS & MEA	206	45.6%	42.4%	42.4%
914		12	902	—	902	EA, AU & PMI DF	802	13.9%	12.5%	12.5%
32		1	32	—	32	Americas	27	21.6%	19.7%	19.7%
$ 2,304		$ 110	$ 2,194	$ —	$ 2,194	Total Smoke-free excl. W&H	$ 1,628	41.6%	34.8%	34.8%

2021						Wellness & Healthcare	2020	% Change
$ —		$ —	$ —	$ —	$ —	Wellness & Healthcare	$ —	—%	—%	—%

2021						Smoke-free incl. W&H	2020	% Change
$ 2,304		$ 110	$ 2,194	$ —	$ 2,194	Total Smoke-free incl. W&H	$ 1,628	41.6%	34.8%	34.8%

2021						PMI	2020	% Change
$ 3,358		$ 295	$ 3,063	$ —	$ 3,063	Europe	$ 2,644	27.0%	15.8%	15.8%
2,204	(a)	55	2,149	—	2,149	SSEA, CIS & MEA	2,195	0.4%	(2.1)%	(2.1)%
1,602		41	1,561	—	1,561	EA, AU & PMI DF	1,444	10.9%	8.1%	8.1%
430		29	401	—	401	Americas	368	16.8%	9.0%	9.0%
—		—	—	—	—	Wellness & Healthcare	—	—%	—%	—%
$ 7,594		$ 420	$ 7,174	$ —	$ 7,174	Total PMI	$ 6,651	14.2%	7.9%	7.9%
(a) Includes a reduction in net revenues of $246 million related to the Saudi Arabia customs assessment
Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 2 (3/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended September 30	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2021					Combustible Tobacco	2020	% Change
$ 2,333	$ 93	$ 2,240	$ —	$ 2,240	Europe	$ 2,390	(2.4)%	(6.3)%	(6.3)%
2,284	(37)	2,322	—	2,322	SSEA, CIS & MEA	2,299	(0.6)%	1.0%	1.0%
733	7	726	—	726	EA, AU & PMI DF	627	16.9%	15.7%	15.7%
417	19	398	—	398	Americas	369	13.0%	7.8%	7.8%
$ 5,767	$ 82	$ 5,685	$ —	$ 5,685	Total Combustible Tobacco	$ 5,685	1.4%	—%	—%

2021					Smoke-free excl. W&H	2020	% Change
$ 1,100	$ 41	$ 1,059	$ 2	$ 1,057	Europe	$ 786	40.0%	34.8%	34.5%
271	(6)	276	—	276	SSEA, CIS & MEA	203	33.2%	35.9%	35.9%
945	(11)	956	—	956	EA, AU & PMI DF	741	27.6%	29.1%	29.1%
39	1	38	—	38	Americas	31	26.1%	23.7%	23.7%
$ 2,355	$ 25	$ 2,330	$ 2	$ 2,327	Total Smoke-free excl. W&H	$ 1,761	33.7%	32.3%	32.2%

2021					Wellness & Healthcare	2020	% Change
$ —	$ —	$ —	$ —	$ —	Wellness & Healthcare	$ —	—%	—%	—%

2021					Smoke-free incl. W&H	2020	% Change
$ 2,355	$ 25	$ 2,330	$ 2	$ 2,327	Total Smoke-free incl. W&H	$ 1,761	33.7%	32.3%	32.2%

2021					PMI	2020	% Change
$ 3,433	$ 134	$ 3,299	$ 2	$ 3,297	Europe	$ 3,176	8.1%	3.9%	3.8%
2,555	(43)	2,598	—	2,598	SSEA, CIS & MEA	2,502	2.1%	3.8%	3.8%
1,678	(4)	1,682	—	1,682	EA, AU & PMI DF	1,368	22.7%	23.0%	23.0%
456	20	436	—	436	Americas	400	14.0%	9.0%	9.0%
—	—	—	—	—	Wellness & Healthcare	—	—%	—%	—%
$ 8,122	$ 107	$ 8,015	$ 2	$ 8,013	Total PMI	$ 7,446	9.1%	7.6%	7.6%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 2 (4/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended December 31	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2021					Combustible Tobacco	2020	% Change
$ 2,065	$ (18)	$ 2,083	$ —	$ 2,083	Europe	$ 2,092	(1.3)%	(0.5)%	(0.5)%
2,298	(29)	2,327	—	2,327	SSEA, CIS & MEA	2,293	0.2%	1.5%	1.5%
727	(10)	737	—	737	EA, AU & PMI DF	639	13.7%	15.3%	15.3%
490	8	483	—	483	Americas	446	10.0%	8.2%	8.2%
$ 5,579	$ (50)	$ 5,629	$ —	$ 5,629	Total Combustible Tobacco	$ 5,470	2.0%	2.9%	2.9%

2021					Smoke-free excl. W&H	2020	% Change
$ 1,177	$ (10)	$ 1,187	$ 6	$ 1,181	Europe	$ 879	34.0%	35.1%	34.4%
315	15	300	—	300	SSEA, CIS & MEA	267	18.1%	12.5%	12.5%
898	(30)	928	—	928	EA, AU & PMI DF	789	13.9%	17.7%	17.7%
33	—	32	—	32	Americas	39	(16.4)%	(17.0)%	(17.0)%
$ 2,424	$ (24)	$ 2,448	$ 6	$ 2,442	Total Smoke-free excl. W&H	$ 1,974	22.8%	24.0%	23.7%

2021					Wellness & Healthcare	2020	% Change
$ 101	$ —	$ 101	$ 101	$ —	Wellness & Healthcare	$ —	—%	—%	—%

2021					Smoke-free incl. W&H	2020	% Change
$ 2,525	$ (24)	$ 2,549	$ 107	$ 2,442	Total Smoke-free incl. W&H	$ 1,974	27.9%	29.2%	23.7%

2021					PMI	2020	% Change
$ 3,242	$ (28)	$ 3,270	$ 6	$ 3,264	Europe	$ 2,971	9.1%	10.1%	9.9%
2,613	(14)	2,627	—	2,627	SSEA, CIS & MEA	2,560	2.1%	2.6%	2.6%
1,625	(40)	1,665	—	1,665	EA, AU & PMI DF	1,428	13.8%	16.6%	16.6%
523	8	515	—	515	Americas	485	7.8%	6.2%	6.2%
101	—	101	101	—	Wellness & Healthcare	—	—%	—%	—%
$ 8,104	$ (74)	$ 8,178	$ 107	$ 8,071	Total PMI	$ 7,444	8.9%	9.9%	8.4%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

									Schedule 2 (5/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues		Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Full Year Ended December 31	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2021						Combustible Tobacco	2020	% Change
$ 8,767		$ 435	$ 8,331	$ —	$ 8,331	Europe	$ 8,576	2.2%	(2.9)%	(2.9)%
8,734	(a)	(45)	8,778	—	8,778	SSEA, CIS & MEA	8,860	(1.4)%	(0.9)%	(0.9)%
2,861		65	2,796	—	2,796	EA, AU & PMI DF	2,734	4.6%	2.3%	2.3%
1,706		45	1,661	—	1,661	Americas	1,577	8.2%	5.3%	5.3%
$ 22,067		$ 500	$ 21,566	$ —	$ 21,566	Total Combustible Tobacco	$ 21,747	1.5%	(0.8)%	(0.8)%

2021						Smoke-free excl. W&H	2020	% Change
$ 4,388		$ 188	$ 4,201	$ 8	$ 4,192	Europe	$ 2,958	48.4%	42.0%	41.7%
1,124		(18)	1,143	—	1,143	SSEA, CIS & MEA	882	27.5%	29.6%	29.6%
3,587		7	3,580	—	3,580	EA, AU & PMI DF	2,983	20.3%	20.0%	20.0%
137		1	136	—	136	Americas	124	10.3%	9.5%	9.5%
$ 9,237		$ 178	$ 9,060	$ 8	$ 9,051	Total Smoke-free excl. W&H	$ 6,947	33.0%	30.4%	30.3%

2021						Wellness & Healthcare	2020	% Change
$ 101		$ —	$ 101	$ 101	$ —	Wellness & Healthcare	$ —	—%	—%	—%

2021						Smoke-free incl. W&H	2020	% Change
$ 9,338		$ 178	$ 9,161	$ 109	$ 9,051	Total Smoke-free incl. W&H	$ 6,947	34.4%	31.9%	30.3%

2021						PMI	2020	% Change
$ 13,155		$ 623	$ 12,532	$ 8	$ 12,524	Europe	$ 11,534	14.1%	8.7%	8.6%
9,858	(a)	(63)	9,921	—	9,921	SSEA, CIS & MEA	9,742	1.2%	1.8%	1.8%
6,448		72	6,376	—	6,376	EA, AU & PMI DF	5,717	12.8%	11.5%	11.5%
1,843		46	1,797	—	1,797	Americas	1,701	8.3%	5.6%	5.6%
101		—	101	101	—	Wellness & Healthcare	—	—%	—%	—%
$ 31,405		$ 678	$ 30,727	$ 109	$ 30,618	Total PMI	$ 28,694	9.4%	7.1%	6.7%
(a) Includes a reduction in net revenues of $246 million related to the Saudi Arabia customs assessment
Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

												Schedule 3
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Net Revenues to Adjusted Net Revenues, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Special Items (a)	Adjusted Net Revenues	Currency	Adjusted Net Revenues excluding Currency	Acqui- sitions	Adjusted Net Revenues excluding Currency & Acqui- sitions		Net Revenues	Special Items	Adjusted Net Revenues	Total	Excluding Currency	Excluding Currency & Acqui- sitions

2021							Quarters Ended June 30,	2020			% Change
$ 3,358	$ —	$ 3,358	$ 295	$ 3,063	$ —	$ 3,063	Europe	$ 2,644	$ —	$ 2,644	27.0%	15.8%	15.8%
2,204	(246)	2,450	55	2,395	—	2,395	SSEA, CIS & MEA	2,195	—	2,195	11.6%	9.1%	9.1%
1,602	—	1,602	41	1,561	—	1,561	EA, AU & PMI DF	1,444	—	1,444	10.9%	8.1%	8.1%
430	—	430	29	401	—	401	Americas	368	—	368	16.8%	9.0%	9.0%
—	—	—	—	—	—	—	Wellness & Healthcare	—	—	—	—%	—%	—%
$ 7,594	$ (246)	$ 7,840	$ 420	$ 7,420	$ —	$ 7,420	Total PMI	$ 6,651	$ —	$ 6,651	17.9%	11.6%	11.6%

2021							Years Ended December 31,	2020			% Change
$ 13,155	$ —	$ 13,155	$ 623	$ 12,532	$ 8	$ 12,524	Europe	$ 11,534	$ —	$ 11,534	14.1%	8.7%	8.6%
9,858	(246)	10,104	(63)	10,167	—	10,167	SSEA, CIS & MEA	9,742	—	9,742	3.7%	4.4%	4.4%
6,448	—	6,448	72	6,376	—	6,376	EA, AU & PMI DF	5,717	—	5,717	12.8%	11.5%	11.5%
1,843	—	1,843	46	1,797	—	1,797	Americas	1,701	—	1,701	8.3%	5.6%	5.6%
101	—	101	—	101	101	—	Wellness & Healthcare	—	—	—	—%	—%	—%
$ 31,405	$ (246)	$ 31,651	$ 678	$ 30,973	$ 109	$ 30,864	Total PMI	$ 28,694	$ —	$ 28,694	10.3%	7.9%	7.6%

(a) Represents the reduction in net revenues of $246 million related to the Saudi Arabia customs assessment impacting only second quarter and full-year

								Schedule 4 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Operating Income for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Currency	Operating Income excluding Currency	Acquisitions	Operating Income excluding Currency & Acquisitions		Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2021					Quarters Ended March 31	2020	% Change
$ 1,573	$ 165	$ 1,408	$ —	$ 1,408	Europe	$ 1,203	30.8%	17.0%	17.0%
1,011	(3)	1,014	—	1,014	SSEA, CIS & MEA	827	22.2%	22.6%	22.6%
726	19	707	—	707	EA, AU & PMI DF	633	14.7%	11.7%	11.7%
134	6	128	—	128	Americas	126	6.3%	1.6%	1.6%
$ 3,444	$ 187	$ 3,257	$ —	$ 3,257	Total PMI	$ 2,789	23.5%	16.8%	16.8%

2021					Quarters Ended June 30	2020	% Change
$ 1,713	$ 173	$ 1,540	$ —	$ 1,540	Europe	$ 1,235	38.7%	24.7%	24.7%
552	(47)	599	—	599	SSEA, CIS & MEA	765	(27.8)%	(21.7)%	(21.7)%
752	—	752	—	752	EA, AU & PMI DF	639	17.7%	17.7%	17.7%
112	2	110	—	110	Americas	92	21.7%	19.6%	19.6%
$ 3,129	$ 128	$ 3,001	$ —	$ 3,001	Total PMI	$ 2,731	14.6%	9.9%	9.9%

2021					Quarters Ended September 30	2020	% Change
$ 1,770	$ 86	$ 1,684	$ —	$ 1,684	Europe	$ 1,666	6.2%	1.1%	1.1%
888	(4)	892	—	892	SSEA, CIS & MEA	872	1.8%	2.3%	2.3%
727	(21)	748	—	748	EA, AU & PMI DF	595	22.2%	25.7%	25.7%
121	4	117	—	117	Americas	110	10.0%	6.4%	6.4%
(51)	—	(51)	—	(51)	Wellness & Healthcare	—	—%	—%	—%
$ 3,455	$ 65	$ 3,390	$ —	$ 3,390	Total PMI	$ 3,243	6.5%	4.5%	4.5%

								Schedule 4 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Operating Income for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Currency	Operating Income excluding Currency	Acquisitions	Operating Income excluding Currency & Acquisitions		Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2021					Quarters Ended December 31	2020	% Change
$ 1,353	$ (31)	$ 1,384	$ 2	$ 1,382	Europe	$ 1,248	8.4%	10.9%	10.7%
844	(43)	887	—	887	SSEA, CIS & MEA	812	3.9%	9.2%	9.2%
631	(43)	674	—	674	EA, AU & PMI DF	609	3.6%	10.7%	10.7%
120	6	114	—	114	Americas	236	(49.2)%	(51.7)%	(51.7)%
(1)	—	(1)	(1)	—	Wellness & Healthcare	—	—%	—%	—%
$ 2,947	$ (111)	$ 3,058	$ 1	$ 3,057	Total PMI	$ 2,905	1.4%	5.3%	5.2%

2021					Full Year Ended December 31	2020	% Change
$ 6,409	$ 393	$ 6,016	$ 2	$ 6,014	Europe	$ 5,352	19.7%	12.4%	12.4%
3,295	(97)	3,392	—	3,392	SSEA, CIS & MEA	3,276	0.6%	3.5%	3.5%
2,836	(45)	2,881	—	2,881	EA, AU & PMI DF	2,476	14.5%	16.4%	16.4%
487	18	469	—	469	Americas	564	(13.7)%	(16.8)%	(16.8)%
(52)	—	(52)	(1)	(51)	Wellness & Healthcare	—	—%	—%	—%
$ 12,975	$ 269	$ 12,706	$ 1	$ 12,705	Total PMI	$ 11,668	11.2%	8.9%	8.9%

													Schedule 5
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Net Revenues and Operating Income: Price, Volume/Mix and Cost/Other Variances
($ in millions) / (Unaudited)

	2021 vs. 2020
	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Full Year Ended December 31
	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other
Net Revenues
Europe	$ 51	$ 106	$ —	$ 13	$ 406	$ —	$ (22)	$ 143	$ —	$ (17)	$ 310	$ —	$ 25	$ 965	$ —
SSEA, CIS & MEA	33	(1)	30	118	114	(278)	119	6	(29)	29	48	(10)	299	167	(287)
EA, AU & PMI DF	121	(130)	—	84	33	—	45	269	—	48	189	—	298	361	—
Americas	1	(6)	2	11	22	—	16	21	(1)	17	8	5	45	45	6
Wellness & Healthcare	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total PMI	$ 206	$ (31)	$ 32	$ 226	$ 575	$ (278)	$ 158	$ 439	$ (30)	$ 77	$ 555	$ (5)	$ 667	$ 1,538	$ (281)

Operating Income
Europe	$ 51	$ 105	$ 49	$ 13	$ 345	$ (53)	$ (22)	$ 123	$ (83)	$ (17)	$ 224	$ (73)	$ 25	$ 797	$ (160)
SSEA, CIS & MEA	33	(4)	158	118	48	(332)	119	(23)	(76)	29	30	16	299	51	(234)
EA, AU & PMI DF	121	(87)	40	84	25	4	45	125	(17)	48	101	(84)	298	164	(57)
Americas	1	(16)	17	11	10	(3)	16	3	(12)	17	(1)	(138)	45	(4)	(136)
Wellness & Healthcare	—	—	—	—	—	—	—	—	(51)	—	—	—	—	—	(51)
Total PMI	$ 206	$ (2)	$ 264	$ 226	$ 428	$ (384)	$ 158	$ 228	$ (239)	$ 77	$ 354	$ (279)	$ 667	$ 1,008	$ (638)

												Schedule 6 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Special Items (a)	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acquisitions	Adjusted Operating Income excluding Currency & Acquisitions		Operating Income	Special Items (a)	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2021							Quarters Ended March 31	2020			% Change
$ 1,573	$ (19)	$ 1,592	$ 165	$ 1,427	$ —	$ 1,427	Europe	$ 1,203	$ (9)	$ 1,212	31.4%	17.7%	17.7%
1,011	(12)	1,023	(3)	1,026	—	1,026	SSEA, CIS & MEA	827	(6)	833	22.8%	23.2%	23.2%
726	(32)	758	19	739	—	739	EA, AU & PMI DF	633	(1)	634	19.6%	16.6%	16.6%
134	(3)	137	6	131	—	131	Americas	126	(2)	128	7.0%	2.3%	2.3%
$ 3,444	$ (66)	$ 3,510	$ 187	$ 3,323	$ —	$ 3,323	Total PMI	$ 2,789	$ (18)	$ 2,807	25.0%	18.4%	18.4%

2021							Quarters Ended June 30	2020			% Change
$ 1,713	$ (45)	$ 1,758	$ 173	$ 1,585	$ —	$ 1,585	Europe	$ 1,235	$ (38)	$ 1,273	38.1%	24.5%	24.5%
552	(274)	826	(47)	873	—	873	SSEA, CIS & MEA	765	(31)	796	3.8%	9.7%	9.7%
752	(18)	770	—	770	—	770	EA, AU & PMI DF	639	(14)	653	17.9%	17.9%	17.9%
112	(7)	119	2	117	—	117	Americas	92	(7)	99	20.2%	18.2%	18.2%
$ 3,129	$ (344)	$ 3,473	$ 128	$ 3,345	$ —	$ 3,345	Total PMI	$ 2,731	$ (90)	$ 2,821	23.1%	18.6%	18.6%

2021							Quarters Ended September 30	2020			% Change
$ 1,770	$ (22)	$ 1,792	$ 86	$ 1,706	$ —	$ 1,706	Europe	$ 1,666	$ (10)	$ 1,676	6.9%	1.8%	1.8%
888	(14)	902	(4)	906	—	906	SSEA, CIS & MEA	872	(5)	877	2.9%	3.3%	3.3%
727	(22)	749	(21)	770	—	770	EA, AU & PMI DF	595	(1)	596	25.7%	29.2%	29.2%
121	(3)	124	4	120	—	120	Americas	110	(2)	112	10.7%	7.1%	7.1%
(51)	(51)	—	—	—	—	—	Wellness & Healthcare	—	—	—	—%	—%	—%
$ 3,455	$ (112)	$ 3,567	$ 65	$ 3,502	$ —	$ 3,502	Total PMI	$ 3,243	$ (18)	$ 3,261	9.4%	7.4%	7.4%

(a) For details on Special Items, refer to Schedule 7

												Schedule 6 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Special Items (a)	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acquisitions	Adjusted Operating Income excluding Currency & Acquisitions		Operating Income	Special Items (a)	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2021							Quarters Ended December 31	2020			% Change
$ 1,353	$ (23)	$ 1,376	$ (31)	$ 1,407	$ 2	$ 1,405	Europe	$ 1,248	$ (39)	$ 1,287	6.9%	9.3%	9.2%
844	(19)	863	(43)	906	—	906	SSEA, CIS & MEA	812	(34)	846	2.0%	7.1%	7.1%
631	(23)	654	(43)	697	—	697	EA, AU & PMI DF	609	(16)	625	4.6%	11.5%	11.5%
120	(4)	124	6	118	—	118	Americas	236	112	124	—%	(4.8)%	(4.8)%
(1)	(18)	17	—	17	17	—	Wellness & Healthcare	—	—	—	—%	—%	—%
$ 2,947	$ (87)	$ 3,034	$ (111)	$ 3,145	$ 19	$ 3,126	Total PMI	$ 2,905	$ 23	$ 2,882	5.3%	9.1%	8.5%

2021							Full Year Ended December 31	2020			% Change
$ 6,409	$ (109)	$ 6,518	$ 393	$ 6,125	$ 2	$ 6,123	Europe	$ 5,352	$ (96)	$ 5,448	19.6%	12.4%	12.4%
3,295	(319)	3,614	(97)	3,711	—	3,711	SSEA, CIS & MEA	3,276	(76)	3,352	7.8%	10.7%	10.7%
2,836	(95)	2,931	(45)	2,976	—	2,976	EA, AU & PMI DF	2,476	(32)	2,508	16.9%	18.7%	18.7%
487	(17)	504	18	486	—	486	Americas	564	101	463	8.9%	5.0%	5.0%
(52)	(69)	17	—	17	17	—	Wellness & Healthcare	—	—	—	—%	—%	—%
$ 12,975	$ (609)	$ 13,584	$ 269	$ 13,315	$ 19	$ 13,296	Total PMI	$ 11,668	$ (103)	$ 11,771	15.4%	13.1%	13.0%

(a) For details on Special Items, refer to Schedule 7

					Schedule 7 (1/4)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (unaudited)

	Quarter Ended March 31	Quarter Ended June 30,	Quarter Ended September 30	Quarter Ended December 31	Full Year Ended December 31
	2021	2021	2021	2021	2021
PMI
Reported Operating Income	$ 3,444	$ 3,129	$ 3,455	$ 2,947	$ 12,975
Asset impairment and exit costs	(48)	(79)	(43)	(46)	(216)
Asset acquisition cost	—	—	(51)	—	(51)
Saudi Arabia customs assessments	—	(246)	—	—	(246)
Amortization and impairment of intangibles	(18)	(19)	(18)	(41)	(96)
Adjusted Operating Income	$ 3,510	$ 3,473	$ 3,567	$ 3,034	$ 13,584

Europe
Reported Operating Income	$ 1,573	$ 1,713	$ 1,770	$ 1,353	$ 6,409
Asset impairment and exit costs	(10)	(36)	(13)	(13)	(72)
Amortization and impairment of intangibles	(9)	(9)	(9)	(10)	(37)
Adjusted Operating Income	$ 1,592	$ 1,758	$ 1,792	$ 1,376	$ 6,518

SSEA, CIS & MEA
Reported Operating Income	$ 1,011	$ 552	$ 888	$ 844	$ 3,295
Asset impairment and exit costs	(6)	(22)	(8)	(9)	(45)
Saudi Arabia customs assessments	—	(246)	—	—	(246)
Amortization and impairment of intangibles	(6)	(6)	(6)	(10)	(28)
Adjusted Operating Income	$ 1,023	$ 826	$ 902	$ 863	$ 3,614

EA, AU & PMI DF
Reported Operating Income	$ 726	$ 752	$ 727	$ 631	$ 2,836
Asset impairment and exit costs	(31)	(17)	(21)	(22)	(91)
Amortization and impairment of intangibles	(1)	(1)	(1)	(1)	(4)
Adjusted Operating Income	$ 758	$ 770	$ 749	$ 654	$ 2,931

					Schedule 7 (2/4)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (unaudited)

	Quarter Ended March 31	Quarter Ended June 30,	Quarter Ended September 30	Quarter Ended December 31	Full Year Ended December 31
	2021	2021	2021	2021	2021
Americas
Reported Operating Income	$ 134	$ 112	$ 121	$ 120	$ 487
Asset impairment and exit costs	(1)	(4)	(1)	(2)	(8)
Amortization and impairment of intangibles	(2)	(3)	(2)	(2)	(9)
Adjusted Operating Income	$ 137	$ 119	$ 124	$ 124	$ 504

Wellness & Healthcare
Reported Operating Income	$ —	$ —	$ (51)	$ (1)	$ (52)
Asset acquisition cost	—	—	(51)	—	(51)
Amortization and impairment of intangibles	—	—	—	(18)	(18)
Adjusted Operating Income	$ —	$ —	$ —	$ 17	$ 17

					Schedule 7 (3/4)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (unaudited)

	Quarter Ended March 31	Quarter Ended June 30,	Quarter Ended September 30	Quarter Ended December 31	Full Year Ended December 31
	2020	2020	2020	2020	2020
PMI
Reported Operating Income	$ 2,789	$ 2,731	$ 3,243	$ 2,905	$ 11,668
Asset impairment and exit costs	—	(71)	—	(78)	(149)
Brazil Indirect Tax Credit	—	—	—	119	119
Amortization and impairment of intangibles	(18)	(19)	(18)	(18)	(73)
Adjusted Operating Income	$ 2,807	$ 2,821	$ 3,261	$ 2,882	$ 11,771

Europe
Reported Operating Income	$ 1,203	$ 1,235	$ 1,666	$ 1,248	$ 5,352
Asset impairment and exit costs	—	(29)	(1)	(29)	(59)
Amortization and impairment of intangibles	(9)	(9)	(9)	(10)	(37)
Adjusted Operating Income	$ 1,212	$ 1,273	$ 1,676	$ 1,287	$ 5,448

SSEA, CIS & MEA
Reported Operating Income	$ 827	$ 765	$ 872	$ 812	$ 3,276
Asset impairment and exit costs	—	(25)	1	(28)	(52)
Amortization and impairment of intangibles	(6)	(6)	(6)	(6)	(24)
Adjusted Operating Income	$ 833	$ 796	$ 877	$ 846	$ 3,352

EA, AU & PMI DF
Reported Operating Income	$ 633	$ 639	$ 595	$ 609	$ 2,476
Asset impairment and exit costs	—	(13)	—	(16)	(29)
Amortization and impairment of intangibles	(1)	(1)	(1)	—	(3)
Adjusted Operating Income	$ 634	$ 653	$ 596	$ 625	$ 2,508

					Schedule 7 (4/4)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (unaudited)

	Quarter Ended March 31	Quarter Ended June 30,	Quarter Ended September 30	Quarter Ended December 31	Full Year Ended December 31
	2020	2020	2020	2020	2020
Americas
Reported Operating Income	$ 126	$ 92	$ 110	$ 236	$ 564
Asset impairment and exit costs	—	(4)	—	(5)	(9)
Brazil Indirect Tax Credit	—	—	—	119	119
Amortization and impairment of intangibles	(2)	(3)	(2)	(2)	(9)
Adjusted Operating Income	$ 128	$ 99	$ 112	$ 124	$ 463

														Schedule 8 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (a)	Adjusted Net Revenues (b)	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (a)	Adjusted Net Revenues excluding Currency (b)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acqui- sitions (a)	Adjusted Net Revenues excluding Currency & Acqui- sitions (b)	Adjusted Operating Income Margin excluding Currency & Acqui- sitions		Adjusted Operating Income (a)	Adjusted Net Revenues (b)	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acqui- sitions

2021									Quarters Ended March 31	2020			% Points Change
$ 1,592	$ 3,122	51.0%	$ 1,427	$ 2,900	49.2%	$ 1,427	$ 2,900	49.2%	Europe	$ 1,212	$ 2,743	44.2%	6.8	5.0	5.0
1,023	2,486	41.2%	1,026	2,547	40.3%	1,026	2,547	40.3%	SSEA, CIS & MEA	833	2,485	33.5%	7.7	6.8	6.8
758	1,543	49.1%	739	1,468	50.3%	739	1,468	50.3%	EA, AU & PMI DF	634	1,477	42.9%	6.2	7.4	7.4
137	434	31.6%	131	445	29.4%	131	445	29.4%	Americas	128	448	28.6%	3.0	0.8	0.8
$ 3,510	$ 7,585	46.3%	$ 3,323	$ 7,360	45.1%	$ 3,323	$ 7,360	45.1%	Total PMI	$ 2,807	$ 7,153	39.2%	7.1	5.9	5.9

2021									Quarters Ended June 30	2020			% Points Change
$ 1,758	$ 3,358	52.4%	$ 1,585	$ 3,063	51.7%	$ 1,585	$ 3,063	51.7%	Europe	$ 1,273	$ 2,644	48.1%	4.3	3.6	3.6
826	2,450	33.7%	873	2,395	36.5%	873	2,395	36.5%	SSEA, CIS & MEA	796	2,195	36.3%	(2.6)	0.2	0.2
770	1,602	48.1%	770	1,561	49.3%	770	1,561	49.3%	EA, AU & PMI DF	653	1,444	45.2%	2.9	4.1	4.1
119	430	27.7%	117	401	29.2%	117	401	29.2%	Americas	99	368	26.9%	0.8	2.3	2.3
$ 3,473	$ 7,840	44.3%	$ 3,345	$ 7,420	45.1%	$ 3,345	$ 7,420	45.1%	Total PMI	$ 2,821	$ 6,651	42.4%	1.9	2.7	2.7

2021									Quarters Ended September 30	2020			% Points Change
$ 1,792	$ 3,433	52.2%	$ 1,706	$ 3,299	51.7%	$ 1,706	$ 3,297	51.7%	Europe	$ 1,676	$ 3,176	52.8%	(0.6)	(1.1)	(1.1)
902	2,555	35.3%	906	2,598	34.9%	906	2,598	34.9%	SSEA, CIS & MEA	877	2,502	35.1%	0.2	(0.2)	(0.2)
749	1,678	44.6%	770	1,682	45.8%	770	1,682	45.8%	EA, AU & PMI DF	596	1,368	43.6%	1.0	2.2	2.2
124	456	27.2%	120	436	27.5%	120	436	27.5%	Americas	112	400	28.0%	(0.8)	(0.5)	(0.5)
$ 3,567	$ 8,122	43.9%	$ 3,502	$ 8,015	43.7%	$ 3,502	$ 8,013	43.7%	Total PMI	$ 3,261	$ 7,446	43.8%	0.1	(0.1)	(0.1)

(a) For the calculation of Adjusted Operating Income, Adjusted Operating Income excluding currency and Adjusted Operating Income excluding currency and acquisitions, refer to Schedule 6
(b) For the calculation of Adjusted Net Revenues, Adjusted Net Revenues excluding currency and Adjusted Net Revenues excluding currency and acquisitions, refer to Schedule 3

														Schedule 8 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (a)	Adjusted Net Revenues (b)	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (a)	Adjusted Net Revenues excluding Currency (b)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acqui- sitions (a)	Adjusted Net Revenues excluding Currency & Acqui- sitions (b)	Adjusted Operating Income Margin excluding Currency & Acqui- sitions		Adjusted Operating Income (a)	Adjusted Net Revenues (b)	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acqui- sitions

2021									Quarters Ended December 31	2020			% Points Change
$ 1,376	$ 3,242	42.4%	$ 1,407	$ 3,270	43.0%	$ 1,405	$ 3,264	43.0%	Europe	$ 1,287	$ 2,971	43.3%	(0.9)	(0.3)	(0.3)
863	2,613	33.0%	906	2,627	34.5%	906	2,627	34.5%	SSEA, CIS & MEA	846	2,560	33.0%	—	1.5	1.5
654	1,625	40.2%	697	1,665	41.9%	697	1,665	41.9%	EA, AU & PMI DF	625	1,428	43.8%	(3.6)	(1.9)	(1.9)
124	523	23.7%	118	515	22.9%	118	515	22.9%	Americas	124	485	25.6%	(1.9)	(2.7)	(2.7)
17	101	16.8%	17	101	16.8%	—	—	—%	Wellness & Healthcare	—	—	—%	—	—	—
$ 3,034	$ 8,104	37.4%	$ 3,145	$ 8,178	38.5%	$ 3,126	$ 8,071	38.7%	Total PMI	$ 2,882	$ 7,444	38.7%	(1.3)	(0.2)	—

2021									Full Year Ended December 31	2020			% Points Change
$ 6,518	$ 13,155	49.5%	$ 6,125	$ 12,532	48.9%	$ 6,123	$ 12,524	48.9%	Europe	$ 5,448	$ 11,534	47.2%	2.3	1.7	1.7
3,614	10,104	35.8%	3,711	10,167	36.5%	3,711	10,167	36.5%	SSEA, CIS & MEA	3,352	9,742	34.4%	1.4	2.1	2.1
2,931	6,448	45.5%	2,976	6,376	46.7%	2,976	6,376	46.7%	EA, AU & PMI DF	2,508	5,717	43.9%	1.6	2.8	2.8
504	1,843	27.3%	486	1,797	27.0%	486	1,797	27.0%	Americas	463	1,701	27.2%	0.1	(0.2)	(0.2)
17	101	16.8%	17	101	16.8%	—	—	—%	Wellness & Healthcare	—	—	—%	—	—	—
$ 13,584	$ 31,651	42.9%	$ 13,315	$ 30,973	43.0%	$ 13,296	$ 30,864	43.1%	Total PMI	$ 11,771	$ 28,694	41.0%	1.9	2.0	2.1

(a) For the calculation of Adjusted Operating Income, Adjusted Operating Income excluding currency and Adjusted Operating Income excluding currency and acquisitions, refer to Schedule 6
(b) For the calculation of Adjusted Net Revenues, Adjusted Net Revenues excluding currency and Adjusted Net Revenues excluding currency and acquisitions, refer to Schedule 3